Exhibit 99.1

Trinity Industries, Inc. May 2011

2 Forward Looking Statements This presentation contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.

3 Trinity is a Multi-Industry Company

4 Trinity's Differentiating Strategies and Tactics Trinity's strategies and tactics are designed to improve our performance in all economic cycles During the last decade, we have enhanced our multi-industry portfolio by: Strategically growing the Leasing business to provide a solid base of earnings and cash flows Increasing our manufacturing capacity in Mexico to lower our costs Focusing on selectively building our backlogs Investing in diversified businesses through organic growth Making selective acquisitions to complement our portfolio Trinity is uniquely positioned to generate significant profits during an up cycle and manage through a severe down cycle while building strength

5 Trinity's Revenues are More Diversified Than in the Past LTM 03/31/11 Total Consolidated Revenue was $2.4 billion FY 2000 Total Consolidated Revenue was $2.7 billion

6 Trinity Today Leasing and Management Services Expand relationships with end-users of railcars Introduce new products into the market Provide earnings and cash flow base for Trinity Consistently grow the business Manufacturing Businesses Maintain leadership positions Utilize significant manufacturing footprint in Mexico Optimize operational flexibility Generate continuous synergies Trinity's Multi-Industry Model

7 Trinity Has Navigated Through Economic Cycles Trinity's businesses have gone through multiple economic cycles Our seasoned management knows how to assess the market, proactively plan for cycles and then react to changes in economic conditions We have a performance driven culture that thrives on managing in various operating environments We maintain a solid balance sheet to take advantage of investment opportunities, such as undervalued acquisitions or organic growth Trinity has staying power and has always built strength during a down cycle and emerged with more opportunity for growth than when the cycle began

8 Trinity is Well Positioned for All Economic Cycles Trinity had strong momentum as the positive economic cycle came to an end Trinity had significant backlogs as we entered the economic downturn They have enabled normal operating conditions and the opportunity to proactively plan our production Trinity's manufacturing flexibility, combined with our broad product offering allows us to pursue a wide range of orders Trinity has a cost-effective manufacturing footprint in the Southern United States and Mexico across product lines Trinity's continuous synergies across business lines provide unique opportunities Trinity's lease fleet of 53,060 railcars (excluding TRIP) provides a strong strategic connection to our customers, as well as a long-term stream of profits and cash flows Trinity is in a strong liquidity position with a solid balance sheet and available lines of credit

9 Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's Manufacturing Flexibility is a Differentiator Trinity's manufacturing flexibility enhances our opportunistic approach We quickly respond to market changes and customer needs Our resources are directed toward highest and best use Manufacturing flexibility across business lines Manufacturing flexibility across broad product lines

10 Trinity Has an Excellent Competitive Position in Mexico Trinity Has an Excellent Competitive Position in Mexico More than five decades of in-country operating experience Trinity's significant manufacturing capacity in Mexico continues to grow Provides benefits across multiple product lines Strong logistics network in place - approximately 640 truckloads crossing the border per month at the end of March 2011 Trinity produced 50% of its railcars in Mexico during LTM 3/31/11 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3

11 Trinity's Companies Have Continuous Synergistic Connections Trinity's businesses place a high priority on collaborating with each other to continuously generate synergies that provide competitive benefits: Maximized Plant Efficiencies Internal Sourcing of Components & Sub-Assemblies INTERNALLY GENERATED SYNERGIES Centralized Cost Savings Optimization of Low Cost Facilities Shared Best Practices in Manufacturing Technologies

12 Trinity's Railcar Leasing Company Provides Stability Trinity Industries Leasing Company's (TILC) growth over the last decade has established a predictable revenue and earnings base TILC continues to provide strategic benefits to our railcar manufacturing businesses in addition to its strong financial performance We have been highly successful in renewing or remarketing cars in our fleet TILC lease fleet utilization was 99.2% at March 31, 2011 TRIP lease fleet utilization was 99.8% at March 31, 2011 Industry trends continue to show a large portion of new railcar orders are for leases and we are positioned to take advantage of those orders Trinity plans to continue its TILC lease fleet growth In LTM 3/31/11, we added $222 million (net) of railcars to our lease fleet

13 Trinity's Railcar Lease Fleet has Grown Rapidly 3/00 3/01 12/01 12/02 12/03 12/04 12/05 12/06 12/07 12/08 12/09 03/11 2003 8684 11830 13280 15098 18599 20313 24877 30553 36090 47850 50090 53060 CAGR of 17.9% 8,700 cars 53,060 cars (1) We have built a large fleet of young railcars with long-term leases Our lease fleet provided a large base of revenues and earnings during the last downturn helping Trinity maintain profitability Fleet numbers include the (1) Number of cars in fleet does not include TRIP 3/10 03/11

14 Railcar Deliveries (1959 - 2015P) Projections based on Third-Party estimates (1) Sources: Historical data as reported per the Railway Supply Institute. 2011-2015 projections are an average of estimates provided by Global Insight (01/11) and Economic Planning Associates, Inc. (04/11) and are provided as a point of reference. ..... Assumes a North American fleet of 1.5 million railcars and a 35 year average life per railcar. Proxy for replacement demand to maintain current fleet size (2)

15 Trinity's Liquidity Position is Strong As of March 31, 2011: Unrestricted Cash and Short-term Marketable Securities of $377.3 million Corporate Revolver availability of $343.2 million TILC Leasing Warehouse availability of $394.8 million Total available liquidity of more than $1.1 billion Corporate Revolver $425 million facility Matures October, 2012 No borrowings at 3/31/11 $81.8 million in Letters of Credit TILC Leasing Warehouse Facility $475 million facility Matures February, 2013 $80.2 million in borrowings at 3/31/11

16 Trinity's Balance Sheet Remains Solid As of March 31, 2011: Unrestricted Cash and Short-term Marketable Securities of $377.3 million Corporate debt Subordinated Convertible Notes of $450 million; first call/put in 2018 Non-recourse Leasing debt, excluding TRIP Warehouse borrowings of $80.2 million Long-term financings of $1.4 billion Leasing assets have a net book value of $3.0 billion excluding TRIP Total leasing debt to total equipment on lease of 51.0% This leaves a significant amount of unencumbered assets available for financing Total Leasing debt of $2.5 billion with total equipment net book value of $4.2 billion including TRIP TRIP's debt is also non-recourse to Trinity

17 Trinity's Recent Operating Results Trinity's Earnings Summary FY 2005 - LTM 3/31/11 Earnings Column 12 Column 13 Column 14 Column 15 Column 16 2003 -0.06 2004 -0.25 2005 1.42 2006 2.64 2007 3.55 2008 3.47 2009 -1.81 2010 0.85 LTM 03/11 1.12 LTM as of March 31, 2011: Revenues increased 6.4% from $2.2 billion to $2.4 billion Operating profit increased by $33.2mm to $197.0mm(1) EBITDA increased 20% from $436.3mm to $523.4mm Earnings from continuing operations of $1.12 per diluted share Trinity's EBITDA Summary FY 2005 - LTM 3/31/11(4) ($mm) EBITDA Margin Line 3 Revenue EBITDA Stack 2 Stack 3 Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 2002 0.07368587 1268.9 93.504 50 2003 0.080165092 1259.9 101 125 2004 0.05 1965 98.3 200 2005 0.108609809 2709.7 294.5 275 2006 0.1553947 3218.9 500.2 350 2007 0.1718 3832.8 658.3 2008 0.1812 3903.2 703.5 2009 0.179 462 2010 0.223 488.2 LTM 03/11 0.22 523.4 (3) Operating Profit includes Leasing External Interest Expense and excludes $325mm charge for impairment of Goodwill in 2009. Includes $325mm impairment of Goodwill Effective January 1, 2010, Trinity adopted a new accounting pronouncement requiring the inclusion of the financial position and results of operations of TRIP Rail Holdings and subsidiary in the consolidated financial statements of Trinity. Accordingly, the operating results of Trinity include TRIP Rail Holdings starting with the fiscal year ended December 31, 2010. Please refer to Note 1 in the Company's Form 10-K for the fiscal year ended December 31, 2010 for further discussion. See Note in Appendix pg. 24 for Reconciliation of EBITDA (3) (2)

Appendix: Operating Business Summaries

19 Industry shipments of approximately 21,690 railcars during LTM 3/31/11 with a backlog of approximately 51,910 railcars as of 3/31/11 Trinity shipments totaled approximately 6,500 railcars during LTM 3/31/11 Trinity orders totaled approximately 26,000 railcars representing 42% of the Industry total during LTM 3/31/11 Trinity's order backlog was approximately 22,490 railcars as of 3/31/11 Revenue Operating Profit OP Margin Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2003 595 -2.2 -0.0037 2004 1066.7 -20.4 -0.0191 2005 1816.3 135 0.0743 2006 2142.6 253.9 0.1185 2007 2381.5 347.6 0.146 2008 2372 247.7 0.097 2009 -30.9 -0.035 2010 1.5 0.003 LTM 03/11 18.7 0.028 Rail Group Leading manufacturer of railcars in North America Manufacturer of railcar axles and coupling devices in North America Focus on new and updated designs Centralized sourcing provides cost savings Streamlined manufacturing efficiencies Networking of customers between railcar sales and railcar leasing Approximately 37% of the North American fleet is more than 25 years old Rail Group Highlights Rail Group Historical Operating Profit/(Loss) & Margin(1) Before eliminations Excludes $325mm charge for impairment of Goodwill ($mm) ($mm) ($mm) (2)

20 Railcar Leasing and Management Services Group Leading provider of comprehensive railcar leasing and management services Single point of contact for equipment and services Strengthens relationship with end-user of railcar Marketed with railcar sales activities as TrinityRail(r) Trinity Leasing's capabilities provide the following advantages: Strategic Position Operating Benefits Financial Results Leasing complements product offering (one-stop shopping) Provides Trinity's rail customers option to purchase or lease Ideal method for introduction of new products Assists in balancing and extending production lines Minimizes administrative issues Strategic fleet sales take advantage of market conditions Leasing provides attractive return on investment Minimizes cyclical exposure to company Revenue and cash flow diversification for Trinity Leasing & Mgmt Services Historical Operating Profit & Margin ($mm) Note: Beginning in Q1 2010, TRIP Revenues and OP were consolidated with the Leasing Group Operations Car Sales OP % Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 114.7 31.3 0.273 2003 153.8 41 0.267 2004 181 42 0.232 2005 47.4 8.4 0.274 2006 83.2 23.3 0.351 2007 112 49.2 0.2552 2008 124.2 34.7 0.297 2009 128.5 20.5 0.284 2010 200.2 6.8 0.416 LTM 03/11 207.5 6 0.421 Leasing Group TRIP Fleet Size 53,060 14,610 Average Age (in years) 6.2 3.6 Average Remaining Lease Term 3.5 3.5 Utilization Rate 99.2% 99.8% Fleet Statistics (as of March 31, 2011)

21 Revenue Operating profit Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 211.7 4.7 0.0222 2003 170.6 -4.7 -0.0275 2004 210.4 -14.8 -0.0703 2005 240.7 15.7 0.0652 2006 371.2 44.5 0.1199 2007 493.2 72.6 0.1472 2008 552.7 119.2 0.191 2009 125.2 0.237 2010 69 0.163 LTM 03/11 72.9 0.158 Revenues down 1.1% in LTM 3/31/11 vs. LTM 3/31/10 Profitability remains high - Operating Profit margins increased from 6.5% in FY 2005 to 15.8% during LTM 3/31/11 Trinity backlog was $461mm at 3/31/11 Replacement demand driver (as of 12/31/10): 4,120 out of 17,910 hopper barges, or approximately 23%, are 21+ years old 1,060 out of 3,010 tank barges, or approximately 35%, are 21+ years old Inland Barge Group Inland Barge Group Highlights Inland Barge Group Historical Operating Profit & Margin Tank Barges Hopper Barges Transports grain & coal Transports liquids ($mm) Leading manufacturer of barges that transport goods through U.S. inland waterways Largest U.S. manufacturer of fiberglass barge covers Multiple barge manufacturing facilities on inland waterways enable rapid delivery Barge transportation has a cost advantage in high-cost fuel environments Over the past 10 years, 29% more barges were scrapped vs. built 9,674 scrapped vs. 7,495 built from 2000 - 2010 (1) (1) Operating Profit includes a $5.1mm net gain as a result of flood damage to the Tennessee barge plant (1)

Concrete & Aggregates 42 Highway Products 55 Other 2 All other Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 22 Revenues OP OP% Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 463.9 44.8 0.097 2003 457.4 37.5 0.082 2004 535.5 35.1 0.066 2005 621.6 55.9 0.09 2006 695.3 62.8 0.09 2007 733 72.4 0.099 2008 761 64.2 0.087 2009 32.6 0.061 2010 47.4 0.082 LTM 03/11 53 0.089 Revenues increased 11.4% LTM 3/31/11 vs. LTM 3/31/10 Operating Profit increased 43.2% LTM 3/31/11 vs. LTM 3/31/10 Nationwide producer of Highway products Positioned in Texas with Concrete and Aggregates Consistent contributor to cash flow Acquired Quixote Corporation during Q1 2010 Construction Products Group The leading manufacturer of highway guardrail and crash cushions in the United States; plus a line of proprietary products including guardrail end treatments and cable barrier guardrail systems Leading Texas producer of concrete and aggregates Diversified exposure to commercial, residential, industrial, and highway markets Business has grown organically and through acquisitions Demand tied to construction projects and federal funding Construction Products Group Highlights Construction Products Group Historical Operating Profit & Margin LTM 3/31/11 Revenue Mix ($mm)

23 Revenue OP OP% Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 149.4 0.6 0.004 2003 124.3 10.9 0.088 2004 152.1 15.3 0.101 2005 234.8 31.9 0.136 2006 336.5 45.7 0.136 2007 433.9 50.1 0.115 2008 530 100.3 0.159 2009 73.8 0.145 2010 35.1 0.084 LTM 3/11 35.2 0.079 Structural Wind Towers: Revenue grew from $11mm in 2004 to $263.6mm in LTM 3/31/11 Trinity's backlog as of 3/31/11 was $974 million Plants are strategically located along the central corridor where the majority of wind farms are installed Tank Containers: Consistent and mature business Trinity has taken cost out of the business Improved processes Elimination of non-profitable products Consolidated North American operations Energy Equipment Group Leading North American producer in fast-growing structural wind tower business Leading producer of propane tanks, tank containers, and tank heads for pressure and non- pressure vessels in North America Low-cost operator with primary tank container production in Mexico facilities Synergies among products across multiple Trinity business groups Energy Equipment Group Highlights Energy Equipment Group Historical Operating Profit Energy Equipment Group Historical Operating Profit ($mm)

Reconciliation of EBITDA "EBITDA is defined as Income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization expense including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data as adjusted for the adoption of accounting pronouncements. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We have reported EBITDA because we regularly review EBITDA as a measure of our ability to incur and service debt. In addition, we believe our debt holders utilize and analyze our EBITDA for similar purposes. We also believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this press release may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation. (1) Includes results of operations related to TRIP starting with the fiscal year ending 2010 24 (1) (1)